Exhibit 10.27
SECOND AMENDMENT TO REVOLVING CREDIT
AND SECURITY AGREEMENT
     This Second Amendment to Revolving Credit and Security Agreement (the “Amendment”) is made this 23rd day of July, 2010 by and among RAND WORLDWIDE U.S. HOLDINGS, INC., a corporation organized under the laws of the State of Delaware (“Rand Worldwide U.S.”), RAND IMAGINIT TECHNOLOGIES, INC., a corporation organized under the laws of the State of Delaware (“Rand Imaginit”), RAND TECHNOLOGIES OF MICHIGAN, INC., a corporation organized under the laws of the State of Michigan (“Rand Michigan”) (Rand Worldwide U.S., Rand Imaginit and Rand Michigan, each a “US Borrower” and collectively the “US Borrowers”) and RAND A TECHNOLOGY CORPORATION, a corporation organized under the laws of the Province of Ontario (“Foreign Borrower”) (US Borrowers and Foreign Borrower, each a “Borrower” and collectively the “Borrowers”) (each a “Borrower”, and collectively “Borrowers”), the financial institutions which are now or which hereafter become a party hereto (collectively, the “Lenders” and each individually a “Lender”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for Lenders (PNC, in such capacity, the “Agent”).
BACKGROUND
     A. On August 14, 2009, Borrowers, Lenders and Agent entered into that certain Revolving Credit and Security Agreement (as same has been or may be amended, modified, renewed, extended, replaced or substituted from time to time, the “Loan Agreement”) to reflect certain financing arrangements between the parties thereto. The Loan Agreement and all other documents executed in connection therewith to the date hereof are collectively referred to as the “Existing Financing Agreements.” All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.
     B. Borrowers have requested that Agent and Lenders modify the definition of “Permitted Overadvance” contained in the Loan Agreement, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.
     NOW, THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:
     1. Amendments to Loan Agreement.
          (a) On the Effective Date, the following definition contained in Section 1.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“Permitted Overadvance” shall mean, at any time of determination, an amount equal to $2,500,000 to be reduced on the first day of each February, May, August and November beginning February 1, 2011 by $357,142.86 (by way of example, on February 1, 2011, the Permitted Overadvance shall be reduced by $357,142.86 to $2,142,857.14, on May 1, 2011 the Permitted Overadvance shall be reduced by $357,142.86 to $1,785,714.28 and so on until the Permitted Overadvance reaches $0).
     2. Representations and Warranties of Borrowers. Each Borrower hereby:
          (a) reaffirms all representations and warranties made to Agent and Lenders under the Loan Agreement and all of the other Existing Financing Agreements and confirms that all are true and correct in all material respects as of the date hereof (except to the extent any such representations and warranties specifically relate to a specific date, in which case such representations and warranties were true and correct in all material respects on and as of such other specific date);
          (b) reaffirms all of the covenants contained in the Loan Agreement (as amended hereby), covenants to abide thereby until all Advances, Obligations and other liabilities of Borrowers to Agent and Lenders under the Loan Agreement of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders;
          (c) represents and warrants that no Default or Event of Default has occurred and is continuing under any of the Existing Financing Agreements;
          (d) represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary limited liability company or corporate action, as applicable, and that the officers executing this Amendment on its behalf were similarly authorized and empowered, and that this Amendment does not contravene any provisions of its certificate of incorporation or formation, operating agreement, bylaws, or other formation documents, as applicable, or of any contract or agreement to which it is a party or by which any of its properties are bound; and
          (e) represents and warrants that this Amendment and all assignments, instruments, documents, and agreements executed and delivered in connection herewith, are valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally.
     3. Fee. On the date first noted above, Borrowers shall deliver to Agent, for the benefit of Lenders, a fee of $15,000 in immediately available funds, such fee to be fully earned upon receipt.
     4. Conditions Precedent/Effectiveness Conditions. This Amendment shall be effective upon the date of satisfaction of the following conditions precedent (“Effective Date”) (all documents to be in form and substance reasonably satisfactory to Agent and Agent’s counsel):

          (a) Agent shall have received this Amendment fully executed by the Borrowers; and
          (b) Agent shall have received the (i) Amended and Restated Guaranty and Suretyship Agreement by Ampersand 2001 Limited Partnership in favor of Agent and Lenders in the form of Exhibit 4(b)(i), (ii) Amended and Restated Guaranty and Suretyship Agreement by Ampersand 2006 Limited Partnership in favor of Agent and Lenders, in the form of Exhibit 4(b)(ii), and (iii) Amended and Restated Guaranty and Suretyship Agreement by Ampersand 2001 Companion Fund Limited Partnership in favor of Agent and Lenders, in the form of Exhibit 4(b)(iii).
          (c) Agent shall have received such other agreements, documents or information as requested by Agent in its reasonable discretion.
     5. Further Assurances. Each Borrower hereby agrees to take all such actions and to execute and/or deliver to Agent and Lenders all such documents, assignments, financing statements and other documents, as Agent and Lenders may reasonably require from time to time, to effectuate and implement the purposes of this Amendment.
     6. Payment of Expenses. Borrowers shall pay or reimburse Agent and Lenders for its reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.
     7. Reaffirmation of Loan Agreement. Except as modified by the terms hereof, all of the terms and conditions of the Loan Agreement, as amended, and all other of the Existing Financing Agreements are hereby reaffirmed and shall continue in full force and effect as therein written.
     8. Confirmation of Indebtedness. Borrowers confirm and acknowledge that as of the close of business on July 23, 2010, US Borrowers were indebted to Agent and Lenders for the Advances under the Loan Agreement without any deduction, defense, setoff, claim or counterclaim, of any nature, in the aggregate principal amount of $3,403,823.03, due on account of Revolving Advances and $195,000 on account of undrawn Letters of Credit, Foreign Borrower was indebted to Agent and Lenders for the Advances under the Loan Agreement without any deduction, defense, setoff, claim or counterclaim, of any nature, in the aggregate principal amount of $0, plus in each case all fees, costs and expenses incurred to date in connection with the Loan Agreement and the Other Documents.
     9. Acknowledgment of Guarantors. By execution of this Amendment, each Guarantor hereby covenants and agrees that its Guaranty shall remain in full force and effect and shall continue to cover all of the Borrowers’ Obligations to Agent and Lenders in accordance with its respective Guaranty.
     10. Acknowledgment of Subordinated Creditors. By execution of this Amendment, Subordinated Agent, on behalf of subordinated lenders, hereby covenants and agrees that the Intercreditor Agreement dated August 14, 2009 shall remain in full force and effect.
     11. Miscellaneous.

          (a) Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.
          (b) Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.
          (c) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.
          (d) Governing Law. The terms and conditions of this Amendment shall be governed by the laws of the State of Illinois.
          (e) Counterparts. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or pdf transmission shall be deemed to be an original signature hereto.
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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

BORROWERS: RAND WORLDWIDE U.S. HOLDINGS, INC.
By:
Name:
Title:

RAND A TECHNOLOGY CORPORATION
By:
Name:
Title:

RAND TECHNOLOGIES OF MICHIGAN, INC.
By:
Name:
Title:

RAND IMAGINIT TECHNOLOGIES, INC.
By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as Lender and as Agent
By:
John M. Cunningham, Vice President
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GUARANTORS: AMPERSAND 2001 COMPANION FUND LIMITED PARTNERSHIP By: AMP-01 Management Company Limited Liability Company, its General Partner
By:
Name:
	Title:	Principal Managing Member

AMPERSAND 2001 LIMITED PARTNERSHIP By: AMP-01 Management Company Limited Liability Company, its General Partner
By:
Name:
	Title:	Principal Managing Member

AMPERSAND 2006 LIMITED PARTNERSHIP By: AMP-06 Management Company Limited Partnership, its General Partner By: AMP-06 MC LLC, its General Partner
By:
Name:
	Title:	Principal Managing Member

RAND WORLDWIDE, INC.
By:
	Name:	Marc Dulude, President
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SUBORDINATED CREDITOR: AMPERSAND 2006 LIMITED PARTNERSHIP, as agent for subordinated lenders By: AMP-06 Management Company Limited Partnership, its General Partner
By:
Name:
Title: